UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         MARCH 17, 2006 (MARCH 10, 2006)
                Date of Report (Date of earliest event reported)

                              EGPI FIRECREEK, INC.
             (Exact name of registrant as specified in its charter)

          NEVADA                   000-32507                     88-0345961
(State or other jurisdiction      (Commission                  (IRS Employer
    of incorporation)               File No.)                Identification No.)

                              6564 SMOKE TREE LANE
                              SCOTTSDALE, AZ 85253

          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (480) 948-6581



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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EXPLANATORY NOTE:
-----------------
This Form 8-K/A serves to amend and replace two, identical Form 8-Ks filed on March 16, 2006, pertaining to the disbursement of funds by AJW Partners and the redemption of HEM Mutual Assurance debt ("Previously Filed 8-Ks"), which was mistakenly filed by our financial printer. The Previously Filed 8-Ks were reported by the Company on May 6, 2005 and there is no change to the disclosure contained therein. This Form 8-K/A serves to provide the disclosure the Company intended to make.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On March 10, 2006, Mr. George B. Faulder, IV resigned as a Director and Vice President of the Company and its wholly owned subsidiary, Firecreek Petroleum, Inc.

ITEM 8.01 OTHER EVENTS

On March 1, 2006, the Company entered into an Advisory Service Agreement with Joesph M. Vasquez pertaining to advising corporate management, strategic planning, corporate development and forecasting, marketing, structuring investor relations programs, contract negotiations and performing general administrative duties. The term of the Agreement is for six (6) months ("Initial Term") which shall automatically be renewed for an additional six (6) month period, unless terminated upon prior notice within thirty (30) days before the end of initial term. Pursuant to the Agreement, the Company shall pay $6,000 to Mr. Vasquez for services rendered in connection with establishing a virtual officer. Thereafter, the Company shall pay $5,000 per month during the Initial Term of the Agreement. Further, the Company shall also issue to Mr. Vasquez three year warrants to purchase an aggregate of 1,500,000 shares of common stock as follows: (a) warrants to purchase 500,000 shares at $.022 per share; (b) warrants to purchase 500,000 shares at $.06 per share; and (c) warrants to purchase 500,000 shares at $.12 per share. All shares underlying the warrants shall be restricted shares.

A copy of the Advisory Services Agreement is attached hereto as Exhibit 10.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

10.1 Advisory Services Agreement between EGPI Firecreek, Inc. and Joseph M. Vasquez, dated March 1, 2006.




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                                   SIGNATURES
amended
        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this amended Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                           EGPI FIRECREEK, INC.
                                           (formerly Energy Producers, Inc.)

                                    By:    /s/ Dennis R. Alexander
                                           -----------------------
                                           Chairman and Chief Financial Officer

March 17, 2006




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                                  EXHIBIT INDEX




EXHIBIT
NUMBER           DESCRIPTION

     10.1 Advisory Services Agreement between EGPI Firecreek, Inc. and Joseph M. Vasquez, dated March 1, 2006.